ASSIGNMENT AND AMENDING AGREEMENT


THIS AGREEMENT made this 12th day of January, 1999.

BETWEEN:
                           REVERE COMMUNICATIONS INC.
                                (the "Assignor")

                                     - and -

                               ABDE HOLDINGS LTD.
                                (the "Assignee")

                                     - and -

                            TELUS COMMUNICATIONS INC.
                                    ("TELUS")


WHEREAS the Assignor and TELUS are parties to an IVR Platform Service Agreement made the 16th day of June, 1998 (the "Agreement");

AND WHEREAS the Assignor wishes to assign its interest in the Agreement to the Assignee and the Assignee is willing to accept an assignment of the Agreement upon the terms and conditions set forth herein;

AND WHEREAS the Assignee and TELUS wish to amend certain terms and conditions of the Agreement;

NOW THIS AGREEMENT WITNESSES that in consideration of the covenants contained herein and the sum of TEN ($10.00) DOLLARS paid by the Assignor to the Assignee (the receipt and sufficiency of which is hereby acknowledged), the parties agree as follows:

1. The Assignor does hereby assign to the Assignee all its right, title and interest in and to the Agreement, and all benefits to be derived therefrom subject to the performance of the covenants, provisions and conditions on the part of the Assignor therein contained.

2. The Assignee hereby agrees to perform the obligations of the Assignor in accordance with the terms of the Agreement and be bound to TELUS respecting the terms and conditions stated within the Agreement.

3. TELUS hereby consents to the assignment of the Agreement on the terms and conditions stated herein.

4.       The Assignor represents and warrants to the Assignee that:

(a) the Assignor is entitled to assign the Agreement and has obtained all necessary consents to such assignment;

(b) the Assignee may enjoy the rights and benefits derived under the Agreement without interruption by the Assignor or any party claming through the Assignor;

(c) there are no contra accounts, set-offs or counterclaims whatsoever against the Assignor with respect to the Assignment;

(d) the Assignor is not in receipt of any deposits or prepayments of any sums payable under the Agreement;

(e) the Assignor has not previously assigned, postponed or encumbered in any manner the Assignment or any portion thereof.

5. Section 7.0 of Schedule "A" to the Agreement shall be amended to state the following:

     "7.0 All Data  will be  backed  up daily by ABDE to a TELUS  facility  in a format acceptable to TELUS. The data to be backed up shall include, but is not limited to: all system configuration files including IVR scripts; TLM files; program groups, call rating and routing information,; fraud control settings; and all databse fields for each customer PIN. ABDE will provide TELUS with electronic access to the IVR platform for the purpose of system monitoring, and access to configuration and customer data. On site data is to be backed up in such a way that any system failure will result in a loss of at most twelve (12) hours of data."

6. The following clause shall be added to the Agreement as Section 16.0 to Schedule "A" to the Agreement:

     "16.0 Electronic soft copy versions of all finalized scripts and IVR prompts for TELUS prepaid long distance programs will be provided to TELUS in a format acceptable to TELUS."

7.   Section 3.2 of the Agreement shall be amended to state the following:

     "3.2 Either party may terminate this Agreement without cause at any time upon 60 days written notice. Notwithstanding the foregoing, TELUS agrees not to terminate this Agreement without cause prior to March 31, 1999."

8. The Agreement and all covenants, provisos, powers and matters and things whatsoever therein contained shall continue to be in full force and effect except only as amended herein.

9. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

10. This Agreement shall be governed by the laws of the Province of Alberta.

IN WITNESS WHEREOF the parties have hereunto affixed their hands and seals as of the day and year first above written.


REVERE COMMUNICATIONS INC.
Per: _____________________________
Per: _____________________________


ABDE HOLDINGS LTD.
Per: /s/ AMAR BAHADOORSINGH
Per: _____________________________

TELUS COMMUNICATIONS INC.
Per: _____________________________